UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: January 24, 2019
(Date of earliest event reported)

INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2200 Mission College Blvd., Santa Clara, California		95054-1549
(Address of principal executive offices)		(Zip Code)

(408) 765-8080
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 24, 2019, Intel Corporation (“Intel”) issued a press release announcing the financial results of its fourth quarter and full year ended December 29, 2018 and forward-looking statements relating to its first quarter of 2019 and full year 2019. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The attached press release includes non-GAAP financial measures relating to our operations and forecasted outlook. Certain of these non-GAAP terms will be used in Intel’s earnings conference for the fourth quarter of 2018. In addition, the attached press release includes reconciliations of these non-GAAP measures to GAAP measures, as well as an explanation of how management uses these non-GAAP measures and the reasons why management views these measures as providing useful information for investors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to these results should be carefully evaluated.

The information in Items 2.02 and 7.01 of this Report and the press release attached hereto as Exhibit 99.1 are furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.01	Regulation FD Disclosure.

On January 24, 2019, Intel also announced in the attached press release that its Board of Directors had approved an increase in the quarterly cash dividend. The increase was effective beginning with the dividend declared concurrently with the announcement.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibit is furnished as part of this Report:

Exhibit Number	Description
99.1	Press Release issued by Intel entitled “Intel Reports Fourth-Quarter and Full Year 2018 Financial Results” dated January 24, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

Date:	January 24, 2019	By:	/s/ ROBERT H. SWAN
Robert H. Swan
Interim Chief Executive Officer; Executive Vice President and Chief Financial Officer